Exhibit 10.3

PLEDGE AND SECURITY AGREEMENT

This PLEDGE AND SECURITY AGREEMENT (this “Agreement”) is made as of October 4, 2012, by and among: (a) THERMOENERGY CORPORATION, a Delaware corporation (“ThermoEnergy”), (b) THERMOENERGY POWER SYSTEMS, LLC, a Delaware limited liability company (“ThermoEnergy Power Systems”), (c) CASTION CORPORATION, a Massachusetts corporation (“CASTion”, and together with ThermoEnergy and ThermoEnergy Power Systems, the “Borrowers”) and (d) C13 THERMO LLC, a Delaware limited liability company (the “Lender”).

All capitalized terms not defined herein but defined in that certain Loan Agreement, dated of even date herewith (as the same may be amended, modified, supplemented, extended or restated, from time to time, the “Loan Agreement”) by and among the Borrowers and the Lender, shall have the meanings given to such terms in the Loan Agreement.

Preliminary Statements:

WHEREAS, the Borrowers have requested that the Lender enter into the Loan Agreement and to make certain Loans to the Borrowers, all as more particularly described in the Loan Agreement; and

WHEREAS, it is a condition precedent to the effectiveness of the Loan Agreement and to the obligation of the Lender to make such Loans that the Borrowers enter into this Agreement;

NOW, THEREFORE, in order to induce the Lender to enter into the Loan Agreement and to make such Loans to the Borrowers, and in consideration thereof and in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers hereby agree with the Lender, as follows:

SECTION 1.          DEFINITIONS; USE OF TERMS.

1.1           Definitions. As used in this Agreement, the following terms shall have the meanings given to such terms in the Uniform Commercial Code in effect in The Commonwealth of Massachusetts on the date hereof: “Commercial Tort Claims,” “Deposit Accounts,” “Documents,”“Farm Products,” “Fixtures,” “Goods,” “Health-Care-Insurance Receivables,” “Instruments,” “Letters of Credit,” “Letter of Credit Rights,” “Money,” “Payment Intangibles,” “Records,” “Securities Intermediary,” “Software,” “State” and “Supporting Obligations.” The following terms shall have the meanings given to such terms as set forth below:

“Accounts”: all “accounts” as that term is defined in the UCC, and to the extent not included in such definition, shall also mean and include any right to payment of a monetary obligation, whether or not earned by performance, (a) for property that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of, (b) for services rendered or to be rendered, (c) for a policy of insurance issued or to be issued, (d) for a secondary obligation incurred or to be incurred, (e) for energy provided or to be provided, (f) for the use or hire of a vessel under a charter or other contract, (g) arising out of the use of a credit or charge card or information contained on or for use with the card, or (h) as winnings in a lottery or other game of change operated or sponsored by a State, governmental unit of a State, or person licensed or authorized to operate the game by a State or governmental unit of a State (including without limitation, (i) all Health-Care-Insurance Receivables and other accounts receivable, and (ii) all debts, and other forms of obligations or indebtedness whether now owned or hereafter acquired).

“Capital Stock”: any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership or membership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

“Chattel Paper”: all “chattel paper” as that term is defined in the UCC, and to the extent not included in such definition, shall also mean and include any record that evidences both a monetary obligation and a security interest in specific Goods, any security interest in specific Goods and Software used in the Goods, any security interest in specific Goods and license of Software used in the Goods, any lease of specific Goods, or any lease of specific Goods and license of Software used in the Goods (including without limitation, all electronic chattel paper (as defined in the UCC) and all tangible chattel paper (as defined in the UCC)).

“Contract”: with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof, including, without limitation, (a) all rights of a Borrower to receive moneys due and to become due to it thereunder or in connection therewith, (b) all rights of a Borrower to damages arising out of, or for, breach or default in respect thereof and (c) all rights of a Borrower to perform and to exercise all remedies thereunder.

“Copyright Licenses”: any written agreement naming a Borrower as licensor or licensee, granting any right under any Copyright (including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright).

“Copyrights”: (a) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the Copyright Office, and (ii) the right to obtain all renewals thereof.

“Copyright Office”: the United States Copyright Office or any other federal governmental agency which may hereafter perform its functions.

“Equipment”: all “equipment” as that term is defined in the UCC, and to the extent not included in such definition, shall also mean and include all machinery, furniture and motor vehicles.

“Foreign Subsidiary”: any Subsidiary that is organized under the laws of any jurisdiction outside the United States.

“General Intangibles”: all “general intangibles” as that term is defined in the UCC, and to the extent not included in such definition, shall also mean and include any Payment Intangibles, Software, franchise agreements or rights to know-how, any trade secrets, product or service development ideas and designs, advertising commercials, renderings, strategies and plans, blueprints, architectural drawings, site location, personnel and franchisee information, proprietary information, contracts with distributors, and any similar items, all interest rate, foreign currency or similar agreements and general intangibles attributable to the Capital Stock of each Subsidiary.

“Intellectual Property”: all rights, title, interests, priorities and privileges relating to any and all intellectual property, whether arising under federal, state or foreign laws or otherwise (including, without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom).

“Inventory”: all “inventory” as that term is defined in the UCC, and to the extent not included in such definition, shall also mean and include all raw materials and other materials and supplies, work-in-process and finished goods and any products made or processed therefrom and all substances, if any, commingled therewith or added thereto.

“Investment Property”: all “investment property” as that term is defined in the UCC, and to the extent not included in such definition, shall also mean and include all stock (including, without limitation, all Pledged Stock), bonds, debentures, securities, treasury bills, certificates of deposit, mutual or money market fund shares, bills, notes (including, without limitation, all Pledged Notes), evidences of indebtedness or other obligations issued by any Person (including, without limitation, federal government of the United States or any agency thereof), whether in registered, bearer or other form, and whether certificated or uncertificated, in book-entry or other form.

“Issuers”: (a) the Persons identified in Section 3 of the Master Disclosure Schedule attached hereto as the issuers of the Pledged Notes; (b) the Persons identified in Section 4 of the Master Disclosure Schedule attached hereto as the issuers of the Pledged Stock; and (c) any other Subsidiaries of a Borrower created or acquired after the date hereof the equity of which is required to be pledged by Section 2 of this Agreement and/or Section 6.10 of the Loan Agreement.

“License”: any Copyright License, Patent License or Trademark License.

“Master Disclosure Schedule”: the Master Disclosure Schedule attached hereto and incorporated herein by reference.

“Patent License”: all agreements, whether written or oral, providing for the grant by a Borrower of any right to manufacture, use or sell any invention covered by a Patent.

“Patents”: (a) all letters patent of the United States or any other country and all reissues and extensions thereof and (b) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof.

“Pledged Notes”: all promissory notes listed in Section 3 of the Master Disclosure Schedule attached hereto, and, if requested by the Lender, any other promissory note issued to or held by a Borrower (other than promissory notes issued in connection with extensions of trade credit by a Borrower in the ordinary course of business).

“Pledged Stock”: the shares of Capital Stock listed in Section 4 of the Master Disclosure Schedule attached hereto, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by any Issuer to a Borrower and that are required by this Agreement or the Loan Agreement to be pledged hereunder while this Agreement is in effect.

“Proceeds”: all “proceeds” as that term is defined in the UCC, and to the extent not included in such definition, shall also mean and include (a) any and all proceeds of any insurance, indemnity, warranty, guaranty or letter of credit payable to a Borrower, from time to time with respect to any of the Collateral, (b) all payments (in any form whatsoever) paid or payable to a Borrower from time to time in connection with any taking of all or any part of the Collateral by any Governmental Authority or any Person acting under color of Governmental Authority, (c) all judgments in favor of a Borrower in respect of the Collateral, (d) all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto and (e) all other amounts from time to time paid or payable or received or receivable under or in connection with any of the Collateral.

“PTO”: the United States Patent and Trademark Office or any other federal governmental agency which may hereafter perform its functions.

“Securities Act”: the Securities Act of 1933, as amended from time to time.

“Trademark License”: any agreement, written or oral, providing for the grant by or to a Borrower of any right to use any Trademark.

“Trademarks”: (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, trade styles, service marks, designs, logos and other source or business identifiers, and the goodwill of the business associated therewith, including customer lists, license rights, advertising materials and all other business assets which uniquely reflect the goodwill of the business, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the PTO or in any similar office or agency of the United States, or any State thereof, or any other country, and (b) all renewals thereof.

“UCC”: the Uniform Commercial Code as from time to time in effect in The Commonwealth of Massachusetts; provided, however, that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect on or after the date hereof in any other jurisdiction, then the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy.

1.2           Use of Terms; Exhibits. The use of the singular of terms which are defined in the plural shall mean and refer to any one of them; and pronouns used herein shall be deemed to include the singular and the plural and all genders. The use of the connective “or” is not intended to be exclusive; the term “may not” is intended to be prohibitive and not permissive; use of “includes” and “including” is intended to be interpreted as expansive and amplifying and not as limiting in any way. All exhibits to this Agreement are incorporated herein.

SECTION 2.          PLEDGE; GRANT OF SECURITY INTEREST.

As security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, each Borrower hereby pledges and grants to the Lender a continuing first priority security interest in all of the present and future rights, title and interests of such Borrower in and to the following property, and each item thereof, all whether now or hereafter existing, or owned or acquired by such Borrower, or now or hereafter arising or due or to become due, wherever such property may be located, together with all substitutions for, replacements of, additions to, accessions to, and products, Proceeds and records of any and all of the following (collectively, the “Collateral”):

(a)          all Accounts;

(b)          all Inventory;

(c)          all Equipment;

(d)          all Fixtures;

(e)          all Contracts;

(f)          all Chattel Paper;

(g)          all Documents;

(h)          all Instruments;

(i)          all Investment Property (including all Pledged Stock and Pledged Notes);

(j)          all Money and all Deposit Accounts;

(k)         all General Intangibles;

(l)          all Letters of Credit;

(m)         all Supporting Obligations (including all Letters of Credit Rights);

(n)          all Commercial Tort Claims;

(o)          all Intellectual Property and Software;

(p)          all Proceeds, products, rents, issues, profits and returns of and from any of the foregoing; and

(q)          all other items of tangible and intangible personal property of any and every kind and description which are not otherwise described herein.

SECTION 3.          GENERAL REPRESENTATIONS AND WARRANTIES.

Each Borrower hereby represents and warrants as follows:

3.1           Power and Authority. Such Borrower has the power and authority and the legal right to execute and deliver, to perform its obligations under, and to grant the Lien on the Collateral pursuant to, this Agreement and has taken all necessary actions to authorize its execution, delivery and performance of, and grant of the Lien on the Collateral pursuant to, this Agreement.

3.2           Master Disclosure Schedule. All of the information contained in the Master Disclosure Schedule attached hereto is true, correct and complete in all material respects.

3.3           Name; Chief Executive Office.

(a)          The name of such Borrower set forth in the first paragraph of this Agreement is the true, correct and complete legal name of such Borrower, and such Borrower has not done business under, or used, any other name during the past five (5) years, except as otherwise described in Section 1.2 of the Master Disclosure Schedule attached hereto.

(b)          The chief executive office and principal place of business of such Borrower is located at the address listed in Section 2.1 of the Master Disclosure Schedule attached hereto.

(c)          All of the Inventory and Equipment of such Borrower (other than mobile vehicles) is kept at the locations listed in Section 2.2 of the Master Disclosure Schedule attached hereto.

3.4           Title; No Other Liens. Except for Permitted Liens, such Borrower owns each item of Collateral free and clear of any and all Liens or claims of others. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as may have been filed in favor of the Lender, pursuant to this Agreement or as may be permitted pursuant to the Loan Agreement.

3.5           First Priority of Security Interest. The Lien on the Collateral granted to Lender hereunder constitutes (a) a legal and valid Lien on all the Collateral securing the payment and performance of the Obligations, and (b) subject to (i) the filings of UCC-1 financing statements with respect to each Borrower using the name and address and filed in the jurisdiction set forth in Sections 1.2 and 2.1, respectively, of the Master Disclosure Schedule naming the Lender as the secured party, (ii) solely with respect to the Deposit Accounts, entry into the Control Agreements, and (iii) the filings of the Patent Security Agreements and the Trademark Security Agreements with the PTO, a perfected first priority Lien on all the Collateral (to the extent such Lien can be perfected by such filings and other actions). The Lien granted to the Lender pursuant to this Agreement in and on the Collateral will at all times constitute a perfected, first priority continuing security interest therein, prior to all other Liens on the Collateral except for Permitted Liens.

3.6           Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

3.7           Investment Property.

(a)          The shares of Pledged Stock listed on Section 4 of the Master Disclosure Schedule attached hereto constitute all of the issued and outstanding shares or interests of all classes of the Capital Stock of each Subsidiary and all of the classes of Capital Stock of ThermoEnergy Power Systems and CASTion. All of the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

(b)          To the best knowledge of such Borrower, each of the Pledged Notes pledged by such Borrower hereunder constitutes a valid and legally enforceable obligation of the other obligor in respect thereof or parties thereto, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally.

(c)          Such Borrower is the record and beneficial owner of, and has good and marketable title to, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except for Permitted Liens.

3.8           Intellectual Property.

(a)          Set forth in Section 5 of the Master Disclosure Schedule attached hereto is a true, correct and complete list of all registered Copyrights and Copyright Licenses owned by such Borrower in its own name as of the date hereof. Set forth in Section 6 of the Master Disclosure Schedule attached hereto is a true, correct and complete list of all Patents and Patent Licenses owned by such Borrower in its own name as of the date hereof. Set forth in Section 7 of the Master Disclosure Schedule attached hereto is a true, correct and complete list of all registered Trademarks and Trademark Licenses owned by such Borrower in its own name as of the date hereof. Set forth in Section 8 of the Master Disclosure Schedule attached hereto is a true, correct and complete list of all Software owned by such Borrower in its own name as of the date hereof. Except as set forth in the Master Disclosure Schedule attached hereto, none of the Intellectual Property or Software is the subject of any licensing or franchise agreement pursuant to which such Borrower is the licensor or franchisor.

(b)          Such Borrower owns, or is licensed to use, all Intellectual Property and Software necessary for the conduct of its business as currently conducted. No material claim has been asserted and is pending by any Person challenging or questioning the use by such Borrower of any of its Intellectual Property or Software or the validity or effectiveness of any of its Intellectual Property or Software, nor does such Borrower know of any valid basis for any such claim. The use by such Borrower of the Intellectual Property and Software does not infringe the rights of any Person in any material respect. No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of, or such Borrower's rights in, any Intellectual Property or Software in any respect that could reasonably be expected to have a Material Adverse Effect.

SECTION 4.          GENERAL COVENANTS.

Each Borrower hereby covenants and agrees as follows:

4.1           Changes in Name and Locations. Such Borrower will not (a) change its name, identity, organizational structure, jurisdiction of organization, chief executive office or place where its business records are kept, (b) move any tangible Collateral to a location other than those set forth in the Master Disclosure Schedule attached hereto, or (c) merge into or consolidate with any other entity, unless in each case it shall have given the Lender at least thirty (30) days prior written notice thereof and all filings and other actions to maintain the perfection of the security interest granted hereby shall have been made.

4.2           Maintenance of Records. Such Borrower will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Accounts, Contracts and Licenses. Such Borrower will, upon request of the Lender, mark its books and records pertaining to the Collateral to evidence this Agreement and the security interests granted hereby.

4.3           Right of Inspection. Except as otherwise provided in the Loan Agreement, the Lender shall at all reasonable times have full and free access during normal business hours and upon reasonable prior notice to all the books, correspondence and records of such Borrower, and the Lender and their respective representatives may, at such times, examine the same, take extracts therefrom and make photocopies thereof, and such Borrower agrees to render to the Lender, at such Borrower’s cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. Except as otherwise provided in the Loan Agreement, and upon reasonable prior notice to such Borrower, the Lender and its representatives shall have the right, during normal business hours to enter into and upon any premises where any of the Inventory or Equipment is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.

4.4           Payment of Taxes and Other Amounts. Such Borrower will pay promptly when due all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral which have a reasonable likelihood of adverse determination, except that no such tax, assessment, levy or charge need be paid if the validity or amount thereof is being contested in good faith by appropriate proceedings.

4.5           Maintenance and Use of Properties. Such Borrower will safeguard, protect and preserve the Collateral for the benefit of the Lender, will keep the Collateral free from any Lien (other than the Permitted Liens), will keep all tangible property constituting part of the Collateral in good working order and repair, will preserve all beneficial contract rights, will take commercially reasonable steps to collect all Accounts, and will not waste or destroy the Collateral or any part thereof; and such Borrower will otherwise preserve, maintain and protect its rights and keep its properties and assets in good repair, working order and condition, and capable of identification, and make (or cause to be made) all needful and proper repairs or renewals, additions and improvements thereto and replacements thereof, and shall use its assets only in the ordinary course of business and in compliance with all applicable law.

4.6           Notices Pertaining to Collateral. Such Borrower will notify the Lender of the occurrence of any event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or, with respect to any material portion of the Collateral, on the Liens created hereunder. Such Borrower will notify the Lender within five (5) Business Days of any material change to the information set forth on the Master Disclosure Schedule and shall supplement the Master Disclosure Schedule from time to time as shall be necessary for the representations and warranties contained in Section 3 of this Agreement to be true and correct in all material respects as of the date made or deemed made, including pursuant to the Loan Agreement and the Master Disclosure Schedule shall be deemed modified by such supplement upon delivery thereof to the Lender.

4.7           Liens on Collateral. Such Borrower will defend the Collateral against, and will take such other commercially reasonable action as is necessary to remove, any Lien or claim on or to the Collateral (other than Permitted Liens) and will use commercially reasonable efforts to defend the right, title and interest of the Lender in and to any of the Collateral against the claims and demands of all Persons whomsoever.

4.8           Maintenance of Insurance.

(a)          Such Borrower will maintain insurance, at all times, with financially sound and reputable companies as are reasonably satisfactory to the Lender, in such amounts and against such risks as are customarily insured against by businesses of similar size operating in a similar line of business in a similar area, and consistent with sound business practice (including casualty insurance covering the Collateral and other property of such Borrower against the hazards of fire, flood, sprinkler leakage, burglary, theft, pilferage, loss in transit, those hazards covered by extended coverage, and such other coverages as the Lender may reasonably require), all such insurance to be in such form, for such periods and with such companies as shall be reasonably acceptable to the Lender. All premiums thereon shall be paid by such Borrower and if such Borrower fails to do so, the Lender may at its option (but without obligation) procure such insurance and charge the cost to such Borrower’s account, provided, however, that any such payment by the Lender shall not constitute satisfaction of such Borrower’s obligations with respect to payment hereunder, or a waiver by the Lender of any Event of Default with respect to such non-payment.

(b)          All such insurance policies shall provide, in form and substance reasonably satisfactory to the Lender, that: (i) any loss thereunder shall be payable to the Lender as lender’s loss payee (first to the Lender and then to such Borrower, as their interests may appear); (ii) any such payment to the Lender shall be made by an instrument to the Lender alone and not to such Borrower and the Lender jointly; and (iii) no cancellation or modification of such policy shall be effective without at least thirty (30) days prior written notice to the Lender. If any insurance losses are paid by check, draft or other instrument payable to such Borrower and the Lender jointly, the Lender may endorse such Borrower’s name thereon and do such other things as the Lender may deem advisable to reduce the same to cash. All loss recoveries received by the Lender upon any such insurance shall be applied to the Obligations, whether or not matured, in such order as the Lender in its sole discretion may determine. Any surplus shall be paid by the Lender to such Borrower or applied as may be otherwise required by law.

(c)          Certificates of insurance of, and upon request of the Lender, the original policies of, all such casualty insurance policies and endorsements thereto, shall be delivered to the Lender; and, upon request, satisfactory evidence of general liability, products liability, workers’ compensation and other insurance coverage, in form and substance satisfactory to the Lender, shall be furnished to the Lender, in each case within three (3) Business Days of the Lender’s written request therefor. Such Borrower shall advise the Lender of each claim made by such Borrower under any policy of insurance which covers the Collateral and will permit the Lender, to the exclusion of such Borrower, at the Lender’s option in each instance, to conduct the adjustment of each such claim.

4.9           Maintenance of Perfected Liens; Further Documentation. At any time and from time to time, upon the written request of the Lender, and at the sole expense of such Borrower, such Borrower will promptly and duly execute and deliver such further instruments and documents and take such further action as the Lender may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted (including, without limitation, (a) filing any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens created hereby; (b) obtaining governmental and other third party consents and approvals; (c) obtaining waivers from mortgagees and landlords; (d) in the case of Intellectual Property, executing and filing with the PTO, the Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such short forms of Security Agreements, each in form and substance reasonably satisfactory to the Lender, as the Lender may reasonably request; (e) entering into control agreements granting Lender control over the deposit accounts, securities accounts and commodities accounts, if any, of the Borrowers and any Subsidiary in form and substance reasonably satisfactory to the Lender; and (f) in the case of Investment Property, and any other relevant Collateral, taken action necessary to enable the Lender to obtain “control” (within the meaning of the UCC). Such Borrower also hereby authorizes the Lender to file (after written notice to such Borrower) any such financing or continuation statement without the signature of such Borrower to the extent permitted by applicable law; provided, however, that any failure to give any such notice shall not affect the validity or effectiveness of any such filing. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

4.10         Costs and Expenses. The Borrowers jointly and severally agree to pay all reasonable out-of-pocket expenses (including without limitation reasonable attorneys’ fees and costs, and reasonable consulting, accounting, appraisal, investment banking and similar professional fees and charges) incurred by the Lender in connection with the enforcement of rights under any of the Loan Documents against the Borrowers. The covenants contained in this Section 4.10 shall survive payment or satisfaction in full of all other Obligations.

4.11         Certificates. Concurrently with the execution and delivery of this Agreement, the Borrowers shall deliver to Lender each original certificate evidencing the Pledged Stock (which certificates shall constitute “security certificates” (as defined in the UCC)), together with an undated stock, limited liability company membership or partnership interest power, as applicable, covering each such certificate, duly executed in blank.

SECTION 5.          SPECIFIC COVENANTS REGARDING CERTAIN COLLATERAL.

Each Borrower hereby covenants and agrees as follows:

5.1           Inventory. If any Inventory is in the possession or control of any landlords, warehousemen or agents, such Borrower shall notify them of the Lender’s security interest therein, and upon the occurrence and during the continuance of any Event of Default, such Borrower shall, at the Lender’s reasonable request, instruct them to hold the same for the Lender’s account and subject to the Lender’s instructions. The Lender shall enjoy all of the rights and remedies of a secured party in the Inventory and shall be subrogated to all guaranties and security now or which may in the future be held by such Borrower. The Lender shall not be liable in any manner for exercising or refusing or failing to exercise any such rights.

5.2           Investment Property.

(a)          If such Borrower shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Issuer or any other Investment Property, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Borrower shall accept the same as the agent of the Lender, hold the same in trust for the Lender and promptly deliver (or cause to be delivered) the same to the Lender in the exact form received, duly indorsed by such Borrower to the Lender, if required, together with an undated stock power covering such certificate duly executed in blank by such Borrower and with, if the Lender so requests, signature guaranteed, to be held by the Lender, subject to the terms hereof, as additional collateral security for the Obligations.

(b)          Without the prior written consent of the Lender, such Borrower will not (i) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Investment Property or Proceeds thereof (except pursuant to a transaction not prohibited by the Loan Agreement) or (ii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property or Proceeds thereof, or any interest therein, except for Permitted Liens.

(c)          So long as no Event of Default has occurred and is continuing, such Borrower shall be permitted to receive all cash dividends paid by the relevant Issuer to the extent permitted in the Loan Agreement in respect of the Pledged Stock, and all payments made in respect of the Pledged Notes, and to exercise all voting and corporate rights with respect to the Investment Property; provided, however, that such Borrower agrees that it shall not vote in any way that would result in any violation of any provision of the Loan Documents.

(d)          Upon the occurrence and during the continuance of any Event of Default, (i) the Lender shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Investment Property and make application thereof to the Obligations in such order as the Lender may determine, and (ii) any or all of the Investment Property may be registered in the name of the Lender or its nominee, and, subject to the terms of this Agreement, the Lender or its nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to such Investment Property at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (B) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by such Borrower or the Lender of any right, privilege or option pertaining to such Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Lender may determine), all without liability except to account for property actually received by it, and except for its gross negligence or willful misconduct, but the Lender shall have no duty to such Borrower to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

(e)          Such Borrower hereby authorizes and instructs each Issuer of any Investment Property pledged by such Borrower hereunder to comply with any instruction received by it from the Lender upon the occurrence and during any Event of Default, without any other or further instructions from such Borrower, and such Borrower agrees that each Issuer shall be fully protected in so complying, to the extent such instruction is in compliance with applicable law.

(f)          The rights of the Lender hereunder shall not be conditioned or contingent upon the pursuit by the Lender of any right or remedy against any other Person which may be or become liable in respect of all or any part of the Obligations or against any collateral security thereof, guarantee therefore or right of offset with respect thereto. The Lender shall not be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall the Lender be under any obligation to sell or otherwise dispose of any Collateral upon the request of such Borrower or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The Lender agrees to release promptly to such Borrower any dividends, cash, securities, instruments and other property paid, payable or otherwise distributed in respect of the Collateral which it may receive under Section 5.2(d) hereof if, prior to the occurrence of an acceleration of any of the Obligations, all Defaults and Events of Default have been waived or are no longer continuing.

5.3           Patents and Trademarks.

(a)          Each Borrower (either itself or through licensees) will, except with respect to any Trademark that such Borrower shall reasonably determine is of immaterial economic value to it, (i) continue to use each Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) use reasonable efforts to employ such Trademark with the appropriate notice of registration, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless within thirty (30) days after such use or adoption, the Lender shall obtain a perfected security interest in such mark pursuant to this Agreement and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated.

(b)          No Borrower will, except with respect to any Patent that such Borrower shall reasonably determine is of immaterial economic value to it, do any act, or omit to do any act, whereby any Patent may become abandoned or dedicated.

(c)          Each Borrower will notify the Lender promptly if it knows that any material registered application relating to any Patent, or any application or registration relating to any Trademark, may become abandoned or dedicated, or of any adverse determination or material development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the PTO or any court or tribunal in any country) regarding such Borrower’s ownership of any Patent or Trademark or its right to register the same or to keep and maintain the same.

(d)          Whenever such Borrower, either by itself or through any agent, employee, licensee or designee, shall file an application for any Patent or for the registration of any Trademark with the PTO or any similar office or agency in any other country or any political subdivision thereof, such Borrower shall report any such filing to the Lender concurrently with the delivery of a Loan Request, pursuant to Section 4.3 of the Loan Agreement. Upon reasonable request of the Lender, such Borrower shall execute and deliver any and all agreements, instruments, documents, and papers as the Lender may request to evidence the Lender’s security interest in any Patent or Trademark and the goodwill and general intangibles of such Borrower relating thereto or represented thereby, and such Borrower hereby appoints and constitutes the Lender its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed, such power being coupled with an interest and irrevocable until the Obligations are paid in full.

(e)          Each Borrower, except with respect to any Patent or Trademark that such Borrower shall reasonably determine is of immaterial economic value to it and except with respect to any Trademark that is not registrable, will take all reasonable and necessary steps, including, without limitation, in any proceeding before the PTO, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration or Patent) and to maintain each Patent and each registration of Trademarks, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability when appropriate and paying necessary and appropriate maintenance fees.

(f)          In the event that any Patent or material registered Trademark included in the Collateral is infringed, misappropriated or diluted by a third party in a manner which could reasonably be expected to have a material adverse effect on the business, assets or financial condition of such Borrower, such Borrower shall promptly notify the Lender after it learns thereof and shall, unless such Borrower shall reasonably determine that such Patent or Trademark is of immaterial economic value to such Borrower, take such actions as such Borrower shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark (including but not limited to taking action to promptly sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution).

5.4           Letter-of-Credit Rights. With respect to the Letter of Credit referenced and defined in the Loan Agreement, and any other Letter of Credit that any Borrower or Subsidiary is at any time a beneficiary under now existing or hereafter issued the Borrower shall promptly notify the Lender thereof and the Borrower shall, at the request of the Lender, either (i) arrange for the issuer and any confirmer nominee of such Letter of Credit to consent to an assignment to the Lender of the proceeds of any drawing under the Letter of Credit or (ii) arrange for the Lender to become the transferee beneficiary of such Letter of Credit.

5.5           Copyrights. Each Borrower (a) will employ the Copyright for each material published work with such notice of copyright as may be required by law to secure copyright protection and (b) will not do any act or knowingly omit to do any act whereby any material Copyright may become invalidated and

(i)          will not do any act, or omit to do any act, whereby any material Copyright may become injected into the public domain;

(ii)         shall notify the Lender immediately if it knows, or has reason to know, that any material Copyright may become injected into the public domain or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any court or tribunal in the United States or any other country) regarding such Borrower’s ownership of any such Copyright or its validity;

(iii)        will take all necessary steps as it shall deem appropriate under the circumstances in its reasonable discretion, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of each material Copyright owned by such Borrower (including, without limitation, filing of applications for renewal, where necessary); and

(iv)        will promptly notify the Lender of any material infringement of any material Copyright of such Borrower of which it becomes aware and will take such actions as it shall reasonably deem appropriate under the circumstances to protect such Copyright, including, where appropriate, the bringing of suit for infringement, seeking injunctive relief and seeking to recover any and all damages for such infringement.

Whenever such Borrower, either by itself or through any agent, employee, licensee or designee, shall file an application for any Copyright or for the registration of any Copyright with the Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such Borrower shall report such filing to the Lender concurrently with the delivery of a Loan Request, pursuant to Section 4.3 of the Loan Agreement. Upon request of the Lender, such Borrower shall execute and deliver any and all agreements, instruments, documents, and papers as the Lender may request to evidence the Lender’s security interest in any Copyright, and such Borrower hereby appoints and constitutes the Lender its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed. Such power being coupled with an interest and is irrevocable until all of the Obligations are paid and performed in full.

SECTION 6.          POWER OF ATTORNEY.

6.1           Appointment and Powers. Each Borrower hereby irrevocably constitutes and appoints the Lender and any officer or agent thereof, with full power of substitution, as such Borrower’s true and lawful attorney-in-fact, coupled with an interest, with full power and authority to act in place and stead of each Borrower and in the name of such Borrower or it Lender’s own name, from time to time in Lender’s discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate actions and to execute any and all documents and instruments which may be necessary or desirable to the foregoing, each Borrower hereby gives the Lender the power and right, on behalf of each Borrower, without notice or assent (in each case at the sole risk, cost and expense of such Borrower but for the benefit of the Lender) to do the following:

(a)          at any time or times (whether or not an Event of Default has occurred), (i) to supplement and amend from time to time Sections 5, 6, 7 and 8 of the Master Disclosure Schedule attached hereto to include any new or additional registered Trademarks, Patents, registered Copyrights, Software and Licenses of such Borrower, (ii) to file and record without such Borrower’s signature, or to sign such Borrower’s name to and file and record, financing statements, security agreements with the PTO and Copyright Office, and any other instruments (including applications to name the Lender as lienholder on any motor vehicle or other certificates of title) in order to perfect or maintain the perfection and priority of the security interest granted to the Lender hereunder, (iii) to pay or discharge any taxes or Liens levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of the Loan Documents and to pay all or any part of the premiums thereof and the costs thereof, and (iv) to take such other reasonable actions as the Lender may deem necessary in order to perfect or maintain the perfection or priority of the Lender’s security interest in the Collateral or any portion thereof; and

(b)          in addition to the actions described above, at any time or times after the occurrence and during the continuance of any Event of Default, (i) to protect the Lender’s security interest in the Collateral or any portion thereof; (ii) to receive and open such Borrower’s mail, remove therefrom and hold or apply any Collateral and dispose of such mail or turn over such mail (other than such Collateral) to such Borrower or any trustee in bankruptcy, receiver, assignee for benefit of creditors or other legal representatives to whom the Lender determines to be the appropriate recipient thereof; (iii) to endorse the name of such Borrower in favor of the Lender upon any and all checks, drafts, notes, money orders, acceptances and other items, Instruments and forms of payment, and to sign and endorse the name of such Borrower on, and receive as secured party, any of the Collateral; (iv) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (v) to sign such Borrower’s name to any invoices, schedules, freight or express receipts, bills of lading, and other Documents or writings of a similar or different nature, relating to the Collateral; (vi) to sign the name of such Borrower on any schedules and assignments of Accounts, and on notices of assignment, financing statements and other public records relating to the Collateral, and on any notice to such Borrower’s account debtors for verification of the Accounts; (vii) to prosecute, defend, compromise or release any action relating to the Collateral; (viii) to notify the post office authorities to change the address for delivery of such Borrower’s mail to an address designated by the Lender, and to sign change of address forms therefore; (ix) to sign such Borrower’s name in proofs of claim in bankruptcies of account debtors, notices of lien, claims of mechanics liens, or assignments or releases of any Liens securing the Accounts; (x) to take any such actions as may be necessary to obtain payment of any letter of credit of which such Borrower is a beneficiary; (xi) to repair, manufacture, assemble, complete, package, deliver, alter or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any customer of such Borrower; (xii) to notify any Persons of the rights and interests of the Lender, of the applicable Events of Default and of any matter relating to Collateral; (xiii) to execute, in connection with any sale provided for in the UCC or otherwise, any endorsements, assignments, bills of sale, or other instruments of conveyance or transfer or other agreements with respect to the Collateral; (xiv) to take any and all other actions (including, without limitation, the right to sue in the name of such Borrower or the Lender to collect upon any and all Collateral and to settle, adjust or compromise any and all claims with respect to Collateral including insurance claims) as the Lender shall deem necessary or expedient to convert the Collateral into cash; and (xv) otherwise to exercise any rights or remedies of the Lender hereunder or under any of the Loan Documents, or otherwise under agreement or applicable law, including the UCC.

6.2           Ratification and Indemnification Under Power of Attorney. In connection with all powers of attorney set forth in this Agreement, the Lender shall have full power to exercise such powers as fully and effectually as such Borrower might or could do; such Borrower agrees that the Lender shall not be obligated to exercise any of the powers authorized herein, and shall be free to exercise or refrain from exercising any of such powers at any time or times in its absolute discretion, and, if the Lender elects to exercise any of such powers, it shall not be accountable for more than it actually receives as a result of such exercise of power, and shall not be responsible to such Borrower except for the Lender’s gross negligence, actual bad faith or willful misconduct; and all powers conferred upon the Lender by this Agreement, being coupled with an interest, shall be irrevocable until such time as all Obligations have been paid or performed and the Lender’s agreement, if any, to make advances has terminated.

6.3           Performance By Lender of Borrower’s Obligations. If such Borrower fails to perform or comply with any of its agreements contained herein and the Lender, as provided for by the terms of this Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with any agreement, the expense of the Lender incurred in connection with such performance or compliance, together with interest thereon at the Default Rate, shall be payable by such Borrower to the Lender on demand and shall constitute Obligations secured hereby.

SECTION 7.          EVENTS OF DEFAULT.

Upon the occurrence and during the continuance of one or more Events of Default, any and all Obligations shall become, or may be declared to be, immediately due and payable, all as provided in the Loan Agreement.

SECTION 8.          RIGHTS AND REMEDIES.

8.1           General Remedies. In addition to and without in any way limiting any other rights and remedies available to the Lender under this Agreement prior to an Event of Default, or any other rights and remedies available to the Lender (whether prior to or after an Event of Default) under any of the other Loan Documents or under applicable law or in equity, upon and at any time or times after the occurrence and during the continuance of any Event of Default:

(a)          the Lender may declare and cause all or any portion of the Obligations to be immediately due and payable;

(b)          the Lender shall be entitled to immediate possession of the Collateral or any portion or portions thereof and may enter upon any Borrower’s premises to take possession thereof; may, without demand of performance or other demand, presentment or notice, transfer all or any part of the Collateral into the Lender’s name or the name of its nominee or nominees and/or may collect, receive, appropriate and realize upon the Collateral or any part thereof, and/or may sell, lease, assign, give options to purchase or otherwise dispose of any of the Collateral in one or more parcels at public or private sales upon such terms and conditions (including by lease or deferred payment) as it may deem advisable and at such prices as it may deem appropriate, for cash or credit or for future delivery without assumption of any credit risk and/or may take any other actions as may be available under applicable law; may require any Borrower to assemble the Collateral and make it available to the Lender at a place to be reasonably designated by the Lender; or may require any Borrower to deliver all Records relating to the Collateral to the Lender;

(c)          the Lender may enter upon, occupy, and use any premises owned or occupied by any Borrower (or by any agent of any Borrower at which Collateral is located), and may exclude such Borrower from such premises or portion thereof as may have been so entered upon, occupied, or used by the Lender; the Lender shall not be required to remove any of the Collateral from any such premises upon the Lender’s taking possession thereof, and may render any Collateral unusable to any Borrower; and in no event shall the Lender be liable to any Borrower for use or occupancy by the Lender of any premises pursuant to this Agreement except for claims arising out of the Lender’s gross negligence, actual bad faith or willful misconduct, nor for any charge (such as wages for any Borrower’s employees and utilities) incurred in connection with the Lender’s exercise of the Lender’s rights and remedies;

(d)          the Lender may take such steps as it deems necessary to protect the Lender’s interest in, and to preserve the Collateral, and each Borrower agrees to cooperate fully with all of the Lender’s efforts and to take such actions as the Lender shall direct, all to preserve the Collateral;

(e)          the Lender shall have the rights and remedies of a secured party under the UCC and other applicable laws, the choice and manner of exercise of any right or remedy being in the Lender’s sole discretion; and, pursuant thereto, the Lender shall have the right to foreclose the security interest granted in any Collateral by any available judicial procedure and to take possession of and sell any or all of the Collateral with or without judicial process; the Lender may lease or otherwise dispose of the Collateral, or may sell the Collateral, or any part thereof, at public or private sales, at any time or place (including any Borrower’s premises), in one or more sales, at such price or prices, and upon such terms, either for cash, credit or future delivery, as the Lender may elect, and, except as to that part of the Collateral which is perishable or threatens to decline speedily in value, or is of the type customarily sold on a recognized market, the Lender shall give the applicable Borrower reasonable notification of such sale or sales, it being agreed that, in all events, reasonable notification means written notice mailed to the applicable Borrower at least ten (10) days prior to each such public sale or at least ten (10) days prior to the date after which any such private sales or other intended dispositions may be made; at any public sale, and at any private sale to the extent permitted by law, the Lender may (but shall have no obligation to) bid for and become the purchaser of any Collateral; each Borrower hereby waives any and all rights it may have to judicial hearing in advance of the enforcement of any of the Lender’s rights hereunder, including the Lender’s right to take immediate possession of the Collateral; and the Lender may do any of the foregoing or otherwise deal with the Collateral in its then condition, or following such preparation as the Lender deems advisable, with or without taking possession thereof; and

(f)          the Lender may treat any or all of the Loan Documents as being in default and may exercise any rights and remedies thereunder as it shall deem appropriate.

8.2           Pledged Stock. Each Borrower recognizes that the Lender may be unable to effect a public sale of the Pledged Stock by reason of certain prohibitions contained in the federal and state securities laws, and other applicable laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers. Each Borrower agrees that any such private sales may be at prices and other terms less favorable to the seller than if sold at public sales and that such private sales shall not by reason thereof be deemed to have been made in a commercially unreasonable manner. The Lender shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer of such securities to register such securities for public sale under the Securities Act, or such other applicable laws, even if the Issuer would agree to do so. Subject to the foregoing, the Lender agrees that any sale of the Pledged Stock shall be made in a commercially reasonable manner, and each Borrower agrees to use such Borrower’s best efforts to cause the Issuer or Issuers of the Pledged Stock contemplated to be sold, to execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the reasonable opinion of the Lender, advisable to exempt such Pledged Stock from registration under the provisions of the Securities Act, and to make all amendments to such instruments and documents which, in the opinion of the Lender, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Borrower further agrees to use such Borrower’s best efforts to cause such Issuer or Issuers to comply with the provisions of the securities or “Blue Sky” laws of any jurisdiction which the Lender shall designate.

Each Borrower further agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make any sales of any portion or all of the Pledged Stock pursuant to this Section 8.2 valid and binding and in compliance with all Requirements of Law.

8.3           License. With respect to the Lender’s exercise of rights and remedies hereunder including in connection with any completion of the sale or other disposition of any of the Collateral, each Borrower hereby grants to the Lender a nonexclusive irrevocable license (exercisable without payment of royalty or other compensation to any Borrower) to use, license or sublicense any Copyrights, Patents or Trademarks now owned or hereafter acquired by any Borrower, for any purpose including the right to apply and affix any trademark, trade name, logo, or the like in which such Borrower now or hereafter has rights, and any such license, sublicense or other transaction shall be binding upon the Borrowers notwithstanding any subsequent cure of an Event of Default.

8.4           No Duty of Preservation; Joint Property. The Lender may at all times proceed directly against any Borrower, or against any other Person responsible for any Obligations, to enforce the payment of the Obligations, and the Lender shall not be required to take any action of any kind to preserve, collect upon or protect the rights of the Lender or of any other Person in any Collateral, except as specifically required by the UCC. Without limiting the generality of the foregoing, the Lender shall not be required to take any action to preserve rights against prior parties in the cases of Instruments or Chattel Paper, and the Lender may co-mingle any items of Collateral with other property and shall not be required to keep any Collateral identifiable. In the event any Collateral, including any Deposit Account, is held in joint or common names, the Lender may deal with such Collateral or any Deposit Account, for all purposes hereunder and under any or all of the Loan Documents, as if belonging to any one, and no more than one, of such joint or common owners.

8.5           Remedies Not Exclusive. The enumeration of rights and remedies in the Loan Documents is not intended to be exclusive, and they shall be in addition to and not by way of limitation of such others as the Lender may have under the UCC, other applicable law, and any and all other Documents, Instruments, agreements or other writings between or among any Borrower, the Lender or other Persons. The Lender shall, in its sole discretion, determine its choice of rights and remedies and the order in which they shall be exercised, and which Collateral, if any, is to be proceeded against and in which order. The exercise of any right or remedy against any Borrower, any other Person or any or all Collateral shall not preclude the exercise of others or the exercise thereof against such Borrower, any other Persons or any other Collateral, all of which shall be cumulative. No act, failure or delay by the Lender shall constitute a waiver of any of its rights and remedies. No single or partial waiver by the Lender or the Lender of any provision of the Loan Documents, or of any breach or default thereunder, or of any right or remedy which the Lender may have shall operate as a waiver of any other provision, breach, default, right or remedy or of the same one on a future occasion.

8.6           Deficiency. Each Borrower shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the reasonable fees and disbursements of any attorneys retained by the Lender to collect such deficiency and any other expenses incurred in the disposal of the Collateral or incidental to the care or safekeeping of the Collateral or in any way relating to the Collateral or the rights of the Lender exercised under the Loan Documents.

8.7           Requirement of Law. Notwithstanding any provision contained in this Agreement to the contrary, the exercise of remedies or any power of attorney granted hereunder with respect to Collateral is subject to any applicable Requirement of Law of any Governmental Authority. No action will be taken by the Lender hereunder if such action will result in a violation of any applicable Requirement of Law of any Governmental Authority by any Borrower.

SECTION 9.          MISCELLANEOUS.

9.1           Survival of Covenants; Binding Effect. All agreements, representations, covenants and warranties made by the Borrowers in this Agreement, the other Loan Documents, or in any certificate or other document delivered to the Lender in connection herewith shall survive the termination of this Agreement and survive the execution and delivery of this Agreement, and shall remain in full force and effect until all Obligations have been paid in full and satisfied, and the security interest, Lien and rights granted to the Lender in any Collateral and its rights and remedies hereunder and under the other Loan Documents shall continue in full force and effect, notwithstanding the fact that Debentures may, from time to time, be in a zero or credit position, until all Obligations have been satisfied. All the terms and provisions of this Agreement and the other Loan Documents shall be binding upon, inure to the benefit of and be enforceable by and against the parties hereto and their respective successors and assigns.

9.2           Prior Discussions; Amendments in Writing; Counterparts. This Agreement and all other Loan Documents incorporate all discussions and negotiations among the Borrowers and the Lender, either express or implied, concerning the matters included herein and therein, any custom, usage or other writing to the contrary notwithstanding. No such discussions or negotiations shall limit, modify, or otherwise affect the provisions of the Loan Documents. This Agreement may be amended or modified only in writing signed by the parties hereto, and in the case of the Lender signed by a duly authorized officer thereof. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but such counterparts together shall constitute one and the same instrument. Any proof of this Agreement shall require production of only one such counterpart.

9.3           General Indemnification. The Borrowers shall, and do hereby, jointly and severally indemnify and save the Lender harmless from (and agrees to defend the Lender from) any and all liabilities, damages, costs, losses and expenses (including court costs and attorney’s reasonable fees and expenses) that the Lender may sustain or incur by reason of, relating to or arising out of the preparation of this Agreement, the defending or protecting of any Collateral or the priority of the Lender’s interest therein, or in collecting or enforcing the Obligations, or in enforcing any of the Lender’s rights or remedies, or in the prosecution or defense of any action or proceeding concerning any matter growing out of or connected with this Agreement, any of the other Loan Documents, the Obligations, the Collateral, or on account of the Lender’s relationship with the Borrowers, or any other Person responsible for any of the Obligations (each of which may be defended, compromised, settled or pursued by the Lender with counsel of the Lender’s selection, at the expense of the Borrowers) except for such claims which have been determined by a court of competent jurisdiction to have arisen out of the Lender’s actual bad faith, willful misconduct or gross negligence. The within indemnification shall survive termination of this Agreement. The Borrowers’ obligations under this Section 9.3 constitute part of the Obligations secured by the security interest created by this Agreement.

9.4           Joint and Several Liability. All of the obligations and liabilities of the Borrowers under this Agreement are joint and several.

9.5           Notices. All notices required or permitted hereunder shall be in writing and delivered in accordance with the provisions of the Loan Agreement.

9.6           Application of Proceeds. Subject to the provisions of the Loan Agreement, the Lender shall apply (or change any application previously made of) the proceeds of any collection, sale or other disposition of the Collateral, or of any other payments received hereunder, toward the Obligations in such order and manner as the Lender, in its sole discretion, shall determine, any statute (the application of which may be waived or modified by agreement), customs or practices to the contrary notwithstanding. The Borrowers shall remain jointly and severally liable to the Lender for any deficiency remaining following such application.

9.7           Security Interest Absolute. All rights of the Lender hereunder, the pledge and grant of a security interest in the Collateral and all obligations of the Borrowers, shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Loan Agreement, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (ii) any change in time, manner or place for payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Loan Agreement or any other agreement or instrument, (iii) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guarantee, for all or any of the Obligations, or (iv) any other circumstances which might otherwise constitute a defense available to (other than the defense of indefeasible payment), or a discharge of, the Borrowers in respect of the Obligations or in respect of this Agreement.

9.8           Severability. If any provision of this Agreement or any of the other Loan Documents, or any portion of such provision, or the application thereof to any Person or circumstance, shall to any extent be prohibited or held invalid or unenforceable, the remainder of this Agreement and the other Loan Documents or the remainder of such provision and the application thereof to other Persons or circumstances (other than those as to which it is prohibited or held invalid or unenforceable) shall not be affected thereby, and each term and provision hereof and of the other Loan Documents shall be valid and enforced to the fullest extent permitted by law. To the extent permitted by law, the parties hereto waive any provision of law which renders any such provision or the application thereof to any Person or circumstance prohibited, invalid or unenforceable in any respect.

9.9           Headings. Headings appearing in this Agreement are intended for convenience only and do not constitute, and shall not be interpreted to be, a part of this Agreement.

9.10        Waiver of Jury Trial. THE COMPANY AND THE LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OF THE OTHER FINANCING DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

9.11        Governing Law; Consent to Jurisdiction. This Agreement and the other Loan Documents shall be construed in accordance with and governed by, the laws of The Commonwealth of Massachusetts, without giving effect to the conflict of laws principles thereof. The Borrowers and the Lender agree that any suit, action or proceeding against the other arising out of or based upon this Agreement may be instituted in or removed to a United States Federal or Massachusetts state court located in the city of Boston, and any appellate court from any thereof, and the Borrowers and the Lender irrevocably submit to the non-exclusive jurisdiction of such courts in any suit, action or proceeding. The Borrowers and the Lender irrevocably waive, to the fullest extent permitted by law, any objection to any suit, action or proceeding that may be brought in connection with this Agreement in such courts whether on the grounds of venue, residence or domicile or on the ground that any such suit, action or proceeding has been brought in an inconvenient forum. The Borrowers and the Lender agree that final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon the Borrowers and the Lender and may be enforced in any court to the jurisdiction of which they are subject, by a suit upon judgment.

[THE REMAINDER OF THIS PAGE IS LEFT INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered under their seals as of the date first above written.

BORROWERS:

THERMOENERGY CORPORATION
THERMOENERGY POWER SYSTEMS, LLC
CASTION CORPORATION

By:	/s/ Teodor Klowan, Jr.
Name: Teodor Klowan, Jr.
Title: CFO / Treasurer

LENDER:

C13 THERMO LLC

By:	/s/ Carmen Rosario
Name: Carmen Rosario
Title: Authorized Person